                               AMENDMENT NO. 14 TO
                              AMENDED AND RESTATED

                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended.

WHEREAS, the parties desire to amend the Agreement to add Investor Class Shares to Premier Portfolio and Premier Tax-Exempt Portfolio;

NOW THEREFORE, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
            AIM Core Stock Fund -                    Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM Total Return Fund -                  Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

AIM COUNSELOR SERIES TRUST
            AIM Advantage Health Sciences Fund -     Class A
                                                     Class C

            AIM Multi-Sector Fund -                  Class A
                                                     Class C
                                                     Institutional Class

AIM EQUITY FUNDS
            AIM Aggressive Growth Fund -             Class A
                                                     Class C

                                                     Class R
                                                     Institutional Class

            AIM Blue Chip Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Capital Development Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Charter Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Constellation Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Core Strategies Fund -               Class A
                                                     Class C

            AIM Dent Demographic Trends Fund -       Class A
                                                     Class C

            AIM Diversified Dividend Fund -          Class A
                                                     Class C

            AIM Emerging Growth Fund -               Class A
                                                     Class C

            AIM Large Cap Basic Value Fund -         Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Large Cap Growth Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Mid Cap Growth Fund -                Class A

                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Select Basic Value Fund -            Class A
                                                     Class C

            AIM U.S. Growth Fund -                   Class A
                                                     Class C

            AIM Weingarten Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM FUNDS GROUP
            AIM Balanced Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Basic Balanced Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM European Small Company Fund -        Class A
                                                     Class C

            AIM Global Value Fund -                  Class A
                                                     Class C

            AIM International Emerging Growth Fund - Class A
                                                     Class C

            AIM Mid Cap Basic Value Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Premier Equity Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Select Equity Fund -                 Class A
                                                     Class C

            AIM Small Cap Equity Fund -              Class A
                                                     Class C
                                                     Class R

AIM GROWTH SERIES
            AIM Aggressive Allocation Fund -         Class A

                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Basic Value Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Conservative Allocation Fund -       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Global Equity Fund -                 Class A
                                                     Class C
                                                     Institutional Class

            AIM Mid Cap Core Equity Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Moderate Allocation Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Small Cap Growth Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
            AIM Asia Pacific Growth Fund -           Class A
                                                     Class C

            AIM European Growth Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

            AIM Global Aggressive Growth Fund -      Class A
                                                     Class C

            AIM Global Growth Fund -                 Class A
                                                     Class C

            AIM International Core Equity Fund -     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM International Growth Fund -          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT FUNDS
            AIM Developing Markets Fund -            Class A
                                                     Class C

            AIM Global Health Care Fund -            Class A
                                                     Class C

            AIM Libra Fund -                         Class A
                                                     Class C

            AIM Trimark Endeavor Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Trimark Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Trimark Small Companies Fund -       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT SECURITIES FUNDS

            AIM High Yield Fund -                    Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

            AIM Income Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

            AIM Intermediate Government Fund -       Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

            AIM Limited Maturity Treasury Fund -     Class A
                                                     Class A3
                                                     Institutional Class

            AIM Money Market Fund -                  AIM Cash Reserve Shares

                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Municipal Bond Fund -                Class A
                                                     Class C
                                                     Investor Class

            AIM Real Estate Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

            AIM Short Term Bond Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

            AIM Total Return Bond Fund -             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM SECTOR FUNDS
            AIM Energy Fund -                        Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM Financial Services Fund -            Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM Gold & Precious Metals Fund -        Class A
                                                     Class C
                                                     Investor Class

            AIM Health Science Fund -                Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM Leisure Fund -                       Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM Technology Fund -                    Class A
                                                     Class C

                                                     Class K
                                                     Institutional Class
                                                     Investor Class

            AIM Utilities Fund -                     Class A
                                                     Class C
                                                     Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
            AIM Opportunities I Fund -               Class A
                                                     Class C

            AIM Opportunities II Fund -              Class A
                                                     Class C

            AIM Opportunities III Fund -             Class A
                                                     Class C

AIM STOCK FUNDS
            AIM Dynamics Fund -                      Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

            AIM Mid Cap Stock Fund -                 Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

            AIM Small Company Growth Fund -          Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

            AIM S&P 500 Index Fund -                 Institutional Class
                                                     Investor Class

AIM TAX-EXEMPT FUNDS
            AIM High Income Municipal Fund -         Class A
                                                     Class C

            AIM Tax-Exempt Cash Fund -               Class A
                                                     Investor Class

            AIM Tax-Free Intermediate Fund -         Class A
                                                     Class A3
                                                     Institutional Class

AIM TREASURER'S SERIES TRUST

         Premier Portfolio                           Investor Class
         Premier Tax-Exempt Portfolio                Investor Class
         Premier U.S. Government Money Portfolio     Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  February 25, 2005

                                   EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                   By: ______________________________
                                        Robert H. Graham
                                        President

                                   A I M DISTRIBUTORS, INC.

                                   By: _______________________________
                                        Gene L. Needles
                                        President